Helix Energy Solutions Group
Dynamically Positioned
May 2012

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Who We Are
Helix is a specialty service provider to
the offshore energy industry, with a
focus on growing our Well Intervention
and Robotics business units.
We utilize free cash flow from our Oil
and Gas production to support
expansion in the Well Intervention and
Robotics business units.

Contracting Services Provider
Strategic Areas of Focus
Well Intervention: Entering a wellbore to
initiate, enhance or restore production as part
of the well’s natural life cycle
Robotics: Providing remotely operated
vehicles (ROVs) to perform deepwater service
tasks beyond the reach of dive crews
Why focus on these disciplines?
•Strong current demand with projected
sustained growth
•Significant barriers to entry
 o Capital-intensive at the top end of the market,
 for both vessels and skilled crews
 o Mastery of full range of services necessary to
 add value
 o Strong track record critical to earning
 customer trust

Trenching ROV preparing for deployment
Helix Light Well Intervention (LWI) vessels -
Well Enhancer and Seawell

FINANCIALS
 Key Financial
 Highlights

Financial Outlook

Broad Metrics	2012 Outlook (revised)	2012 Outlook (original)	2011 Actual
Oil and Gas Production	7.5 MMBoe	7.5 MMBoe	8.7 MMBoe
EBITDAX	>$600 million	~$600 million	$669 million
CAPEX	~$450 million	~$445 million	$229 million
Commodity Price Deck		2012 Outlook (revised)	2012 Outlook (original)	2011 Actual
Hedged	Oil	$109.00 / Bbl	$105.00 / Bbl	$100.91 / Bbl
	Gas	$5.00 / Mcf	$4.50 / Mcf	$6.04 / Mcf

Financial Highlights

($ amounts in millions, except percentages and per share data)
	Quarter Ended 3/31/12	Twelve Months Ended 3/31/12
Revenues	$ 408	$ 1,515
Gross Profit	$ 162	$ 416
	40%	37%
Net Income	$ 66	$ 170
Diluted Earnings Per Share	$ 0.62	$ 1.60
Adjusted EBITDAX (A)	$ 209	$ 729
(A)  See non-GAAP reconciliation on slide 32

 Liquidity of approximately $1.1 billion at 3/31/2012
 ⃰Liquidity, as we define it, is equal to cash and cash equivalents ($620 million), plus available capacity under our revolving credit facility ($454 million).
($ amounts in millions)
Debt and Liquidity Profile

• Total funded debt of $1.2 billion at end of Q1
 2012 consisting of:
 o $358 million Convertible Notes - 3.25%(A)
 ($319 million net of unamortized debt discount)
 o $379 million Term Loans -
 − LIBOR + 3.50% on $279 million, and
 − LIBOR + 2.75% on $100 million
 o $100 million Revolver borrowings -
 − LIBOR + 2.75%
 − $454 million of availability (including ~$46
 million of LC’s in place as of Q1 2012)
 o $275 million Senior Unsecured Notes - 9.5%
 o $108 million MARAD Debt - 4.93%

 ▪ Convertible Notes
 ▪ Term Loans / Revolver
 ▪ Senior Unsecured Notes
 ▪ MARAD Debt
(A) $158 million stated maturity 2025. First put / call date in December 2012.
(A) $200 million stated maturity 2032. First put / call date in March 2018.
Debt Maturity Profile

WELL INTERVENTION
 Dynamically
 Positioned for
 Growth

Well Intervention Overview
Well intervention involves entering a wellbore in order to initiate, maximize or abandon production across the life of a well.

Intervention Needs Rise with Well Count and Age
Source: Quest Offshore Resources
Subsea wells installed base (2002 - 2012)
Installed subsea completion base over 5 yrs old
Installed subsea completion base 5 yrs or younger
Note: Total installed base includes all subsea well completions from 1990, not adjusted for wells decommissioned 2007-2012
• Need for intervention
 typically occurs after 5 yrs
 of production, due to:
 o Reduced pressure in wells
 o Increased water or sand
 production
 o Scaling in wells
 o Other factors
• Oil wells generally have a
 greater need for intervention
 than gas and injection wells
+200%
+94%

What Sets Helix Apart in Well Intervention
• The Helix fleet pioneered modern deepwater well intervention techniques
 o MSV Seawell, the industry’s first dedicated monohull light well intervention vessel
 o MODU Q4000, the industry’s first semi-submersible vessel dedicated to riser-
 deployed well intervention
 o MSV Well Enhancer, the industry’s first LWI monohull to deploy coiled tubing for well intervention
 o Subsea Intervention Lubricators (SILs) make intervention possible for a broad range of applications, including connecting to the Macondo well in 2010

• Only intervention company with expertise in all intervention asset categories
• A significant track record of global intervention successes
 o Primary operations in the U.S. Gulf of Mexico, North Sea, and Southeast Asia
 o Further growth potential in emerging global markets, including West Africa,
 Asia Pacific, and Brazil

Accommodation (122)
& project offices
18-man saturation
(2) ROVs
Active heave-comp derrick
Twin crane & well
services spread:
•Slickline
•E-line
•Pumping
•Well test
114m
Seawell LWI Vessel - Category A

Well services
spread:
•Slickline
•E-line
•Pumping
•Well test
•Coiled Tubing
Active heave-comp tower, crane, riser handling & skidding system
18-man saturation
(2) ROVs
Accommodation (120)
& project offices
132m
Well Enhancer LWI Vessel - Category A+

Q4000 DP3 MODU Semi-sub - Category B

 4,000 mT variable main deck load
Well Services spread:
•Slickline
•E-line
•Pumping
•Well test
•Coiled tubing
Active heave-comp tower, crane,
riser handling & skidding system
•Multi-purpose tower lifting  capacity
600 mT
•Active and passive heave-comp
•360 mT Huisman crane with 10,000 ft
capacity traction winch

Accommodation (133)
& project offices

Q-Plus Semi-sub (under construction) - Category B

Q4000 learning curve
benefits, such as:
•Greater capabilities / more tasks /
less utilization risk
•Better motion stability for riser
work
•Larger deck area / better general
arrangement
•Easier ship-to-ship transfers and
crew changes
•Enhanced platform design for
future industry requirements (e.g.
top hole completions)
•Client acceptance based on
Q4000 record

7 3/8” SIL in the Well Enhancer Tower
5 1/8” SIL in the Seawell Derrick
Subsea Intervention Lubricators (SILs)

Future Well Intervention Growth

Q4000
Cat B Semi
In Service - GoM
Q-Plus
Cat B Semi
Under Construction
Seawell
Cat A Monohull
In Service - North Sea
Cat A Monohull
North Sea Market
Cat A Monohull
West Africa Market
SILs
In Service - SE Asia
In Service
Under Construction
Under Consideration
Brazil: Market for potential
assets
Asia Pacific: Market for
potential assets
Well Enhancer
Cat A Monohull
In Service - North Sea
SILs for
Growth Markets

ROBOTICS
 Expanding the
 Fleet to Meet
 Growing Demand

Robotics Overview
• Helix provides ROVs and crews to perform
 subsea tasks, including:
 o Umbilical and flowline trenching services
 o Geotechnical coring
 o Comprehensive workclass ROV services
 o Dynamically positioned ROV support
 vessels
 o Tooling and intervention services
 o Technical manpower and project
 management services
• As drilling operations move into deeper
 waters, more powerful, specialized ROVs
 will be required to perform subsea tasks

State-of-the-art ROVs entering Robotics fleet in 2012

What Sets Helix Apart in Robotics
22

Support vessels
Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements
Modern ROV fleet
Helix operates advanced vehicles,
including several units custom-
built to our specifications
Seabed expertise
Helix leads the industry in subsea trenching and
coring capabilities, from the soft sands of the
Gulf of Mexico to the extremely rocky North Sea

Robotics Assets
• 45 Work-class ROVs - the backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks
• 4 Trenching ROVs - key to pipeline installation in heavily-trafficked waters
• 2 Coring ROVs (ROVDrills) - provide seabed composition intelligence for subsea construction and subsea mining operations
• 4 Chartered vessels - multifunctional dynamically positioned support vessels used to deploy assets and services; spot vessels utilized as the market demands

Triton XLS Work-class ROV
T750 Seabed Trenching ROV
ROVDrill Seabed Coring ROV

Future Robotics Growth
• Additional work-class ROVs for current and emerging markets
• Newbuild charter vessels optimized for renewable energy markets, as well as oil and gas markets
• Trenching ROVs for burial operations worldwide
• ROVDrill seabed coring units for energy and mining industries

T1200 ROV under construction in England
Grand Canyon under construction in Norway

DP S-Lay Vessel Caesar
Caesar’s onboard pipe welding and testing
capability allows the vessel to lay virtually
unlimited lengths of pipe up to 30” in diameter
DP Reel Lay Vessel Express
Dual-reel pipelay and subsea construction vessel
has an extensive track record of field installation
projects around the world
DP Reel Lay Vessel Intrepid
Intrepid has the flexibility to be deployed as a
pipelay, installation, or saturation diving vessel
Subsea Construction Assets

Independence Hub Semi (20%)
• Location: Mississippi Canyon 920
• Depth: 8,000 ft.
• Production capacity:
 o 1 BCFD
Marco Polo TLP (50%)
• Location: Green Canyon 608
• Depth: 4,300 ft.
• Production capacity:
 o 120,000 BOPD
 o 300 MMCFD
Helix Producer I FPU
• Location: Helix’s Phoenix field (GC 237)
• Production capacity:
 o 45,000 BOPD
 o 55,000 BLPD
 o 80 MMCFD
Production Facilities
Helix Producer I preparing to re-enter service
following Macondo well containment response

Looking Forward - Contracting Services
Planned
• (3) Grand Canyon ROV support vessels
• T1200 Trenching ROV
• XLS and UHD Work-class ROVs
• Intervention Riser Systems
• Q-Plus Intervention vessel (2015)
Under Consideration
• Additional Robotics assets
• LWI vessels
• Intervention Riser Systems
• 2012 capex ~$245 million for contracting
 services

Robotics business unit at work in UK windfarm

OIL & GAS
 Helix is a
 Gulf of Mexico
 Oil and Gas
 Producer

Helix is Not a Traditional E&P Company

Traditional E&P Company Strategy	Helix E&P Strategy
Significant finding costs / lease sales	Acquired interests in established fields and basins
Significant exploration costs and risk	Exploitation / well intervention Use of Helix service assets for value creation
Significant development costs	Free cash flow focus
Reserve replacement driven	Opportunistic only
Growth is a driver	Will sell down to minimize risk or accelerate cash flow
Helix’s oil and gas production generates cash flow in support of its deepwater contracting services business; our focus is not on replacing reserves or adding to our E&P portfolio.

Oil & Gas Business

• Our proven ability to exploit reserves in a
 cost-effective manner leads us to believe
 there is additional potential in our existing
 asset base
• Current oil & gas assets are expected to
 generate in excess of $1 billion in pre-tax
 free cash flow over the next 5 years,
 helping fund planned contracting services
 growth
• Open to the monetization of our oil & gas
 assets in order to accelerate growth in
 our contracting services offerings
(1) 38,860 MBOE total estimated proved reserves at 12/31/2011; 19.1 Mboe/d as of 4/20/2012
Proven
Exploratory
EC
346
HI A-557
ST
63/86
SM 130
SP 86
Gunnison
Bushwood
Phoenix

APPENDIX

Non-GAAP Reconciliations
Adjusted EBITDAX ($ amounts in millions)
We calculate Adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Well and Drilling Services	Seawell Category A	Well Enhancer Category A+	Q4000 Category B	Drilling Vessel Category C
	SILs	SIL or Intervention Riser	Intervention Riser	Marine Riser
Wireline
Coiled tubing
Top hole
TTRD or coiled tubing
Slim bore
Open water completions
Well test / clean-up
Full drilling 18 ¾” BOP
Subsea construction
Well Intervention Vessel Categories

Well Services

Wireline	Coiled Tubing
E-line reservoir / annulus	Cement plug placement-reservoir / intermediate / shallow
Well perforating-tubing / casing	Fishing
DHSV repair	Gas lift valves
SSSV / sleeve insets / storm chokes	Sand screen repair
Fishing	Zone isolation / re-perforating
Gauge cutting	Scale squeeze / hydrates soak
Pressure, temperature, flow gauges	Scale mill-out
Gas lift valves	Well stimulation
Tubing / seal failure-mechanical plugs / patches (well integrity)	Tubing / seal failure-mechanical plugs / patches (well integrity)
Downhole video / camera surveillance
Sand screen repair
Perforating
E-line plug setting / removal / sand removal
Pressure, temperature, flow monitoring
Well logging

Follow Helix ESG on Twitter:
www.twitter.com/Helix_ESG
Join the discussion on LinkedIn:
www.linkedin.com/company/helix